Central Bancompany, Inc. Reports Third Quarter 2026 Results Third Quarter 2026 Financial Highlights • Net income of $116.2 million, or $0.48 per fully diluted share, compared to $113.8 million and $0.47 in the prior quarter and $97.1 million, or $0.44 in the prior year quarter • Net interest income of $218.9 million, reflecting a net interest margin (“NIM”) of 4.48% compared to 4.40% in the prior quarter and 4.36% in the prior year quarter • Average total loans held for investment of $11.7 billion, quarterly increase of $0.1 billion, or 3.2% annualized, from the prior quarter • Average total deposits of $15.4 billion, an increase of $0.6 billion or 4.4% from prior year quarter • Return on average assets (“ROAA”) of 2.27% • Efficiency ratio of 45.9% and efficiency ratio (FTE)1 of 45.4% • Asset quality remained strong, with nonperforming assets at 33 bps of total assets and annualized net charge-offs of 12 bps for the quarter JEFFERSON CITY, MO. (October 27, 2026 / GLOBE NEWSWIRE) — Central Bancompany, Inc. (Nasdaq: CBC) (“Central Bancompany”, “the Company”, or “CBC”), the bank holding company for The Central Trust Bank (the “Bank”), today announced preliminary financial results for the third quarter 2026. John “JR” Ross, President and Chief Executive Officer of Central Bancompany, commented: “We delivered another strong quarter, supported by continued balance sheet growth, disciplined expense management, and solid credit quality. Adjusted net income1 increased $13.7 million from a year ago and $2.8 million from the prior quarter. Year-over-year performance reflected growth in net interest income and noninterest income that outpaced expense growth, while linked-quarter results benefited from continued net interest margin expansion and higher net interest income driven by our asset-sensitive balance sheet. These favorable trends were partially offset by lower mortgage banking revenues.” Ross continued, “Underlying business fundamentals remained healthy across our franchise. Average total deposits increased more than 4% from the prior-year quarter, including 6% growth in noninterest-bearing deposits, while average loans grew at an annualized rate of more than 3% from the prior quarter despite our continued focus on reducing certain consumer loan balances. Credit quality remained benign, and we maintained our allowance for credit losses coverage ratio while modestly increasing the overall reserve balance to support loan growth.” “We also continue to align our leadership talent with our strongest growth opportunities. Matthew Adams has been named President and CEO of our Oklahoma market, and Brandy Bryant, formerly a Mid-Missouri market CEO, has assumed a new enterprise leadership role focused on consumer and small business credit products and processes. Both are accomplished leaders with more than 20 years of experience with our company and are well positioned to support continued growth and execution across our franchise.” “These results reflect the resilience of our business model, the strength of our customer relationships, and the dedication of our associates across all of our markets.” Net Interest Income and Net Interest Margin Net interest income totaled $218.9 million in the third quarter of 2026, increasing from both the prior year period and prior quarter, reflecting growth in average earning assets and expansion in net interest margin. Net interest margin increased to 4.48% (4.51% on an FTE basis1), compared with 4.36% in the prior year quarter and 4.40% in the second quarter of 2026. The increase was driven by higher loan and securities yields, continued loan growth, a favorable earning asset mix, and lower balances of interest-earning cash. Exhibit 99.1 1 1This is a non-GAAP financial measure management believes is helpful to understanding trends in our business that may not be fully apparent based only on the most comparable GAAP financial measure. Further information on this financial measure and a reconciliation to the most comparable GAAP financial measure is provided at the end of this release.

Average earning assets grew 7.1% year-over-year to $19.4 billion, supported by solid deposit growth and higher capital levels. Average total loans held for investment increased to $11.7 billion, with broad based growth across core lending categories. Period-end loans exceeded the quarterly average by $54 million, providing positive momentum entering the fourth quarter. Average total deposits grew 4% year-over-year to $15.4 billion, driven by continued growth in both noninterest-bearing and interest- bearing non-maturity deposits. The cost of deposits improved to 1.11%, down 8 basis points from the prior year quarter and stable with the linked quarter. Provision for credit losses The provision for credit losses was $4.0 million for the third quarter of 2026, an increase of 14.2% from the prior quarter driven primarily by loan growth. The allowance for credit losses ended the quarter at $150.9 million, up slightly from the prior quarter end and representing 1.29% of loans held for investment. The allowance rate reflects continued stable credit quality trends and an ongoing shift in portfolio composition toward higher credit quality loans. Noninterest income Total noninterest income was $66.8 million for the third quarter of 2026, an increase of $9.7 million or 17.0% from the prior year quarter. Adjusted noninterest income1 was $66.6 million, reflecting 4.0% growth year-over-year, consistent with our steady fee income expansion. Wealth management services remained a key growth driver, with revenues increasing $3.4 million, or 16.7%, year-over-year to $23.6 million, supported by 13.8% growth in assets under advice to $17.5 billion. Service charges and commissions and payment services revenue also contributed positively, growing 3.3% and 4.0% year-over-year, respectively. Mortgage banking revenues declined $1.5 million, or 14.3%, year-over-year to $8.8 million, attributable to reduced origination volumes in the higher interest rate environment. The fee income ratio remained strong at 23.4% for the third quarter of 2026, despite the 10.0% increase in net interest income year- over-year. Noninterest expense Total noninterest expense was $131.0 million for the third quarter of 2026, an increase of $4.0 million, or 3.2% compared to the third quarter of 2025. Expense growth remained well below our revenue growth rate, reflecting continued expense discipline and positive operating leverage. Salaries and employee benefits totaled $80.0 million, remaining stable compared with the prior quarter while increasing $4.7 million, or 6.3%, from the prior year quarter, primarily due to annual merit increases and higher performance-based compensation. This increase was partially offset by lower non-personnel expenses, including legal and professional fees, which declined $0.9 million, or 13.9%, reflecting lower technology consulting costs compared to the prior year quarter. Occupancy and technology expenses also declined modestly from the prior year period. The efficiency ratio (FTE)1 improved to 45.4% for the third quarter of 2026, compared to 46.1% in the prior quarter and 47.7% in the third quarter of 2025, reflecting our ability to grow revenues at a faster rate than expenses. Provision for income taxes The third quarter 2026 provision for income taxes was $34.4 million, up $0.7 million from the second quarter of 2026 and $5.9 million from the third quarter of 2025, reflecting higher pre-tax earnings. The effective tax rate was 22.8% for the current quarter, generally consistent with prior periods. 1This is a non-GAAP financial measure management believes is helpful to understanding trends in our business that may not be fully apparent based only on the most comparable GAAP financial measure. Further information on this financial measure and a reconciliation to the most comparable GAAP financial measure is provided at the end of this release. 2

Asset quality Asset quality remained strong. Nonperforming assets at September 30, 2026 were $66.0 million, or 33 basis points of total assets, up only slightly from 30 basis points at the end of the prior year quarter. Net charge-offs were $3.6 million for the quarter, 12 basis points (annualized) of average total loans. Credit costs remained in line with prior quarters. Delinquent loans at September 30, 2026 were $27.6 million, or 24 basis points of loans held for investment, as compared to 21 basis points at the end of the prior year quarter. Capital Capital levels at September 30, 2026 remained very strong. Our CET1 ratio was 29.1% and represented $2.0 billion of excess capital when compared to our long-term CET1 target of 13.5%. The Bank’s CET1 ratio was 13.4% at September 30, 2026. The difference in the consolidated capital ratio and the capital ratio at the Bank represents capital that is readily available to be deployed. Our book value per share at September 30, 2026 was $16.04, whereas our tangible book value per share1 was $14.58, of which $6.30 per share represents core tangible book value1, with the remaining $8.28 per share attributable to excess capital. Conference Call and Webcast Information The Company will host a conference call and webcast at 9:00 a.m. CT on Tuesday, October 27, 2026. The call may include discussion of Company developments, forward-looking statements and other material information about business and financial matters. This press release and a related slide presentation will be accessible on the Company’s investor relations website https:// investor.centralbank.net. The call can be accessed via this same website or by using the following link: https://edge.media-server.com/ mmc/p/oysdru7q/. A recorded replay of the conference call will be available on the website after the call’s completion. About Central Bancompany, Inc. Central Bancompany, Inc. is a bank holding company headquartered in Jefferson City, Missouri, with approximately $20.2 billion in assets as of September 30, 2026. Its banking subsidiary, The Central Trust Bank, has been serving businesses and customers since 1902. The bank is built on a strong foundation of people, community service, and technology. The Central Trust Bank is a Missouri state-chartered trust company with banking powers and a Federal Reserve state member bank, serving consumers and businesses in Missouri, Kansas, Oklahoma, Colorado, and Florida. Divisions of The Central Trust Bank include Central Trust Company and Central Investment Advisors. Non-GAAP Financial Information In this release, we provide information about certain non-GAAP financial measures. This information supplements the results that are reported according to generally accepted accounting principles in the United States (“GAAP”) and should not be viewed in isolation from, or as a substitute for, GAAP results. The differences between the non-GAAP financial measures and the nearest comparable GAAP financial measures are reconciled later in this release. We are presenting these non-GAAP financial measures because we believe, when taken collectively, they may be helpful to investors because they provide consistency and comparability with past financial performance by excluding certain items that may not be indicative of our business, results of operations or outlook. The non- GAAP measures as defined by the Company may not be comparable to similar non-GAAP measures presented by other companies. 1This is a non-GAAP financial measure management believes is helpful to understanding trends in our business that may not be fully apparent based only on the most comparable GAAP financial measure. Further information on this financial measure and a reconciliation to the most comparable GAAP financial measure is provided at the end of this release. 3

Cautionary Note Regarding Forward-Looking Statements This press release may contain forward-looking statements within the meaning of, and intended to be covered by, the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on forward-looking statements because they are subject to numerous uncertainties and factors relating to our operations and business, all of which are difficult to predict and many of which are beyond our control. Forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other variations or comparable terminology and expressions. All statements other than statements of historical facts contained in this press release are forward-looking statements. We have based the forward-looking statements contained herein on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in “Cautionary Note Regarding Forward-Looking Statements,” Part I Item 1A - "Risk Factors" and Part II Item 7 - "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's 2025 Annual Report on Form 10-K. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward- looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expected, implied or forecasted in such forward-looking statements. These forward-looking statements are inherently uncertain and you are cautioned not to unduly rely upon these statements. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law. Media Contact: Investor Relations Contact: Dan Westhues Charlie Martin SEVP, Chief Customer Officer Corporate Development Officer Central Bancompany, Inc. Central Bancompany, Inc. dan.westhues@centralbank.net charlie.martin@centralbank.net (573) 634-1281 (314) 686-7007 4

Current quarter, prior quarter and prior year quarter information is provided on pages 5-8 below.

Central Bancompany, Inc. and Subsidiaries

Quarterly Consolidated Balance Sheets *(unaudited)*

	Q3 FY26	Q2 FY26	Q3 FY25	Q vs PQ $VAR	Q vs PQ %VAR	Q vs PYQ $VAR	Q vs PYQ %VAR
			(dollars in thousands, except per common share data)				
Assets							
Cash and due from banks	$ 188,916	$ 244,257	$ 217,621	$ (55,341)	(22.7)%	$ (28,705)	(13.2)%
Short-term earning assets	563,556	525,044	812,449	38,512	7.3 %	(248,893)	(30.6)%
Investment securities	6,925,764	7,072,074	6,017,738	(146,310)	(2.1)%	908,026	15.1 %
Loans held for investment:							
Construction and development	517,308	569,593	534,852	(52,285)	(9.2)%	(17,544)	(3.3)%
Commercial, financial & agricultural	1,781,558	1,799,584	1,736,276	(18,026)	(1.0)%	45,282	2.6 %
Non-owner-occupied commercial real estate [1]	3,340,832	3,249,479	3,156,493	91,353	2.8 %	184,339	5.8 %
Owner-occupied commercial real estate	1,614,970	1,595,866	1,583,150	19,104	1.2 %	31,820	2.0 %
Commercial real estate	4,955,802	4,845,345	4,739,643	110,457	2.3 %	216,159	4.6 %
Total commercial loans	7,254,668	7,214,522	7,010,771	40,146	0.6 %	243,897	3.5 %
Residential mortgage loans [2]	3,496,137	3,475,428	3,250,731	20,709	0.6 %	245,406	7.5 %
Home equity lines of credit	456,541	433,330	390,777	23,211	5.4 %	65,764	16.8 %
Consumer credit card	100,482	98,107	92,881	2,375	2.4 %	7,601	8.2 %
Other consumer loans	429,422	462,469	588,192	(33,047)	(7.1)%	(158,770)	(27.0)%
Total residential and consumer loans	4,482,582	4,469,334	4,322,581	13,248	0.3 %	160,001	3.7 %
Total unpaid principal balance	11,737,250	11,683,856	11,333,352	53,394	0.5 %	403,898	3.6 %
Add: Unearned income	(9,810)	(10,240)	(10,034)	430	(4.2)%	224	(2.2)%
Loans held for investment	11,727,440	11,673,616	11,323,318	53,824	0.5 %	404,122	3.6 %
Less: Allowance for credit losses	(150,888)	(150,417)	(149,459)	(471)	0.3 %	(1,429)	1.0 %
Net loans	11,576,552	11,523,199	11,173,859	53,353	0.5 %	402,693	3.6 %
Loans held for sale	17,791	27,751	21,830	(9,960)	(35.9)%	(4,039)	(18.5)%
Land, buildings, and equipment, net	224,518	223,803	214,550	715	0.3 %	9,968	4.6 %
Goodwill and intangibles	349,495	350,055	352,470	(560)	(0.2)%	(2,975)	(0.8)%
Other assets	379,063	328,644	373,088	50,419	15.3 %	5,975	1.6 %
Total assets	**$ 20,225,657**	**$ 20,294,827**	**$ 19,183,605**	**$ (69,170)**	**(0.3)%**	**$ 1,042,052**	**5.4 %**
Liabilities and Stockholders' Equity							
Deposits:							
Noninterest-bearing demand	$ 5,652,941	$ 5,570,404	$ 5,317,961	$ 82,537	1.5 %	$ 334,980	6.3 %
Savings and interest-bearing demand	8,159,302	8,263,224	7,767,084	(103,922)	(1.3)%	392,218	5.0 %
Time	1,503,637	1,544,211	1,704,182	(40,574)	(2.6)%	(200,545)	(11.8)%
Total deposits	15,315,880	15,377,839	14,789,227	(61,959)	(0.4)%	526,653	3.6 %
Federal funds purchased and customer repurchase agreements	932,323	913,127	958,766	19,196	2.1 %	(26,443)	(2.8)%
Total customer funds	16,248,203	16,290,966	15,747,993	(42,763)	(0.3)%	500,210	3.2 %
Other liabilities	138,728	138,100	151,198	628	0.5 %	(12,470)	(8.2)%
Total liabilities	**16,386,931**	**16,429,066**	**15,899,191**	**(42,135)**	**(0.3)%**	**487,740**	**3.1 %**
Stockholders' equity:							
Common equity	4,158,294	4,069,687	3,422,555	88,607	2.2 %	735,739	21.5 %
Accumulated other comprehensive (loss)	(177,364)	(65,533)	(38,983)	(111,831)	170.6 %	(138,381)	355.0 %
Less: Treasury stock	(142,204)	(138,393)	(99,158)	(3,811)	2.8 %	(43,046)	43.4 %
Total stockholders' equity	**3,838,726**	**3,865,761**	**3,284,414**	**(27,035)**	**(0.7)%**	**554,312**	**16.9 %**
Total liabilities and stockholders' equity	**$ 20,225,657**	**$ 20,294,827**	**$ 19,183,605**	**$ (69,170)**	**(0.3)%**	**$ 1,042,052**	**5.4 %**

[1] Non-owner occupied commercial real estate loans updated presentation to include multi-family loans

[2] Residential mortgage loans updated presentation to include residential construction and development

5

Central Bancompany, Inc. and Subsidiaries

Quarterly Consolidated Statements of Income *(unaudited)*

	Q3 FY26	Q2 FY26	Q3 FY25	Q vs PQ $VAR	Q vs PQ %VAR	Q vs PYQ $VAR	Q vs PYQ %VAR
		(dollars in thousands, except per common share data)					
Interest income:							
Loans	$ 184,767	$ 179,874	$ 179,351	$ 4,893	2.7 %	$ 5,416	3.0 %
Investment securities	76,002	73,491	62,343	2,511	3.4 %	13,659	21.9 %
Short-term earning assets	6,337	7,059	7,081	(722)	(10.2)%	(744)	(10.5)%
Total interest income	267,106	260,424	248,775	6,682	2.6 %	18,331	7.4 %
Interest expense:							
Deposits	42,990	42,176	44,066	814	1.9 %	(1,076)	(2.4)%
Federal funds purchased and customer repurchase agreements	5,260	5,464	5,837	(204)	(3.7)%	(577)	(9.9)%
Total interest expense	48,250	47,640	49,903	610	1.3 %	(1,653)	(3.3)%
Net interest income	**218,856**	**212,784**	**198,872**	**6,072**	**2.9 %**	**19,984**	**10.0 %**
Provision for credit losses	**4,038**	**3,535**	**3,382**	**503**	**14.2 %**	**656**	**19.4 %**
Noninterest income:							
Wealth management services	23,612	23,244	20,239	368	1.6 %	3,373	16.7 %
Payment services revenue	17,803	18,253	17,111	(450)	(2.5)%	692	4.0 %
Service charges and commissions	15,444	14,785	14,955	659	4.5 %	489	3.3 %
Mortgage banking revenues, net	8,826	10,615	10,297	(1,789)	(16.9)%	(1,471)	(14.3)%
Investment securities gains (losses), net	229	616	(6,920)	(387)	(62.8)%	7,149	(103.3)%
Other income	886	2,042	1,388	(1,156)	(56.6)%	(502)	(36.2)%
Total noninterest income	**66,800**	**69,555**	**57,070**	**(2,755)**	**(4.0)%**	**9,730**	**17.0 %**
Adjustments:							
Investment securities gains (losses), net	229	616	(6,920)	(387)	(62.8)%	7,149	(103.3)%
Total adjusted noninterest income [1]	**66,571**	**68,939**	**63,990**	**(2,368)**	**(3.4)%**	**2,581**	**4.0 %**
Noninterest expenses:							
Salaries and employee benefits	80,006	80,036	75,298	(30)	— %	4,708	6.3 %
Net occupancy and equipment	12,488	12,392	12,748	96	0.8 %	(260)	(2.0)%
Computer software and maintenance	5,692	5,490	6,032	202	3.7 %	(340)	(5.6)%
Marketing and business development	4,937	5,273	4,818	(336)	(6.4)%	119	2.5 %
Legal and professional fees	5,275	5,569	6,125	(294)	(5.3)%	(850)	(13.9)%
Bankcard processing, rewards and related cost	8,375	8,263	8,040	112	1.4 %	335	4.2 %
Other expenses	14,206	14,331	13,884	(125)	(0.9)%	322	2.3 %
Total noninterest expenses	**130,979**	**131,354**	**126,945**	**(375)**	**(0.3)%**	**4,034**	**3.2 %**
Income before income taxes	150,639	147,450	125,615	3,189	2.2 %	25,024	19.9 %
Income taxes	34,397	33,677	28,516	720	2.1 %	5,881	20.6 %
Net income	**$ 116,242**	**$ 113,773**	**$ 97,098**	**$ 2,470**	**2.2 %**	**$ 19,144**	**19.7 %**
Investment securities gains (losses), net of taxes	175	469	(5,270)	(294)	(62.7)%	5,445	(103.3)%
Adjusted net income [1]	**$ 116,067**	**$ 113,304**	**$ 102,369**	**$ 2,764**	**2.4 %**	**$ 13,699**	**13.4 %**
End of period shares	239,382	239,505	220,665	(123)	(0.1)%	18,717	8.5 %
Weighted average fully diluted shares	239,550	239,679	220,059	(129)	(0.1)%	19,491	8.9 %
Net income per common share - diluted	$ 0.48	$ 0.47	$ 0.44	$ 0.01	2.2 %	$ 0.04	9.9 %
Adjusted net income [1] per common share - diluted	$ 0.48	$ 0.47	$ 0.47	$ 0.01	2.5 %	$ 0.02	4.1 %
Dividends / share	$ 0.12	$ 0.12	$ 0.06	$ -	— %	$ 0.07	118.2 %

[1] These are non-GAAP financial measures management believes are helpful to understanding trends in our business that may not be fully apparent based only on the most comparable GAAP financial measures. Further information on these financial measures and reconciliations to the most comparable GAAP financial measures are provided at the end of this release.

6

Central Bancompany, Inc. and Subsidiaries

Quarterly Summary of Financial Results *(unaudited)*

	Q3 FY26	Q2 FY26	Q3 FY25	Q vs PQ $VAR	Q vs PQ %VAR	Q vs PYQ $VAR	Q vs PYQ %VAR
	(dollars in thousands, except per common share data and other information)						
Financial Ratios (GAAP)							
Net interest margin	4.48 %	4.40 %	4.36 %	0.08 %	1.83 %	0.12 %	2.71 %
Return on average total assets [2]	2.27 %	2.24 %	2.02 %	0.02 %	0.97 %	0.25 %	12.26 %
Return on average common equity [2]	11.9 %	11.9 %	11.9 %	— %	— %	— %	(0.3)%
Fee income ratio	23.4 %	24.6 %	22.3 %	(1.3)%	(5.1)%	1.1 %	4.9 %
Efficiency ratio	45.9 %	46.5 %	49.6 %	(0.7)%	(1.4)%	(3.7)%	(7.6)%
Effective tax rate	22.8 %	22.8 %	22.7 %	— %	— %	0.1 %	0.6 %
Financial Ratios (Non-GAAP) [1]							
Net interest margin (FTE) [3]	4.51 %	4.43 %	4.39 %	0.08 %	1.83 %	0.12 %	2.72 %
Adjusted return on average total assets [2]	2.26 %	2.23 %	2.13 %	0.03 %	1.24 %	0.13 %	6.32 %
Adjusted return on average common equity [2]	11.8 %	11.8 %	12.5 %	— %	0.2 %	(0.7)%	(5.6)%
Return on average tangible common equity [2]	13.1 %	13.1 %	13.4 %	— %	(0.3)%	(0.4)%	(2.6)%
Adjusted return on average tangible common equity [2]	13.1 %	13.1 %	14.2 %	— %	(0.1)%	(1.1)%	(7.8)%
Adjusted fee income ratio	23.3 %	24.5 %	24.3 %	(1.1)%	(4.7)%	(1.0)%	(4.2)%
Efficiency ratio (FTE) [3]	45.4 %	46.1 %	47.7 %	(0.6)%	(1.4)%	(2.3)%	(4.8)%
Net Interest Margin & Yields							
Interest-earning cash yield [3]	3.92 %	3.86 %	4.64 %	0.06 %	1.6 %	(0.71)%	(15.4)%
Investment securities yield [3]	4.32 %	4.22 %	4.09 %	0.10 %	2.5 %	0.23 %	5.7 %
Loan yield [3]	6.29 %	6.24 %	6.28 %	0.05 %	0.8 %	0.01 %	0.2 %
Cost of deposits	1.11 %	1.10 %	1.19 %	0.01 %	0.7 %	(0.08)%	(6.5)%
Cost of funds	1.17 %	1.17 %	1.26 %	— %	0.4 %	(0.09)%	(7.0)%
Loan to deposit ratio	76.7 %	76.1 %	76.7 %	0.6 %	0.8 %	— %	— %
Interest-free funds ratio	44.5 %	44.0 %	42.2 %	0.5 %	1.0 %	2.3 %	5.4 %
Interest-earning asset yield [3]	5.50 %	5.42 %	5.49 %	0.08 %	1.5 %	0.01 %	0.2 %
Cost of total interest-bearing liabilities	1.78 %	1.76 %	1.89 %	0.02 %	1.1 %	(0.11)%	(6.0)%
Net interest spread	3.72 %	3.66 %	3.59 %	0.06 %	1.8 %	0.13 %	3.5 %
Benefit of interest-free funds	0.79 %	0.78 %	0.80 %	0.02 %	2.2 %	(0.01)%	(1.0)%
Other Information							
Number of full service offices	159	159	155	—	— %	4	2.6 %
Full-time equivalent employees	2,921	2,971	2,911	(50)	(1.7)%	10	0.3 %
Consolidated Capital Ratios							
Tier 1 capital ratio	29.1 %	28.6 %	24.6 %	0.4 %	1.5 %	4.5 %	18.1 %
Total risk-based capital ratio	30.2 %	29.8 %	25.8 %	0.4 %	1.4 %	4.4 %	17.1 %
Tier 1 leverage ratio	18.3 %	17.9 %	15.9 %	0.4 %	2.2 %	2.4 %	15.0 %
Common equity tier 1 ratio	29.1 %	28.6 %	24.6 %	0.4 %	1.5 %	4.5 %	18.1 %
Total stockholders' equity to total assets	19.0 %	19.0 %	17.1 %	(0.1)%	(0.4)%	1.9 %	10.9 %
Tangible common equity to tangible assets (non-GAAP)[1]	17.6 %	17.6 %	15.6 %	(0.1)%	(0.4)%	2.0 %	12.8 %
Risk-weighted assets	$ 12,737	$ 12,633	$ 12,212	$ 104	0.8 %	$ 525	4.3 %
Book value per share	$ 16.04	$ 16.14	$ 14.88	$ (0.10)	(0.6)%	$ 1.15	7.7 %
Tangible book value per share (non-GAAP)[1]	$ 14.58	$ 14.68	$ 13.29	$ (0.10)	(0.7)%	$ 1.29	9.7 %
Closing stock price per share	$ 31.25	$ 30.38	NA	$ 0.87	2.9 %	NA	NA
Bank-Level Ratios							
Tier 1 capital ratio	13.4 %	12.7 %	13.6 %	0.7 %	5.9 %	(0.1)%	(1.0)%
Total risk-based capital ratio	14.6 %	13.9 %	14.8 %	0.7 %	5.3 %	(0.2)%	(1.2)%
Tier 1 leverage ratio	8.5 %	7.9 %	8.8 %	0.5 %	6.5 %	(0.3)%	(3.5)%
Common equity Tier 1 ratio	13.4 %	12.7 %	13.6 %	0.7 %	5.9 %	(0.1)%	(1.0)%

[1] These are non-GAAP financial measures management believes are helpful to understanding trends in our business that may not be fully apparent based only on the most comparable GAAP financial measures. Further information on these financial measures and reconciliations to the most comparable GAAP financial measures are provided at the end of this release.

[2] Annualized for all partial-year periods.

[3] Fully-tax equivalent basis.

7

Central Bancompany, Inc. and Subsidiaries

Quarterly Summary of Financial Results *(unaudited)*

	Q3 FY26	Q2 FY26	Q3 FY25	Q vs PQ $VAR	Q vs PQ %VAR	Q vs PYQ $VAR	Q vs PYQ %VAR
Asset Quality							
Allowance for credit losses / loans held for investment	1.29 %	1.29 %	1.32 %	— %	(0.1)%	(0.03)%	(2.5)%
Allowance for credit losses	$150,888	$150,417	$149,459	$ 471	0.3 %	$ 1,429	1.0 %
Allowance for unfunded loan commitments	$ 376	$ 360	$ 384	$ 16	4.4 %	$ (8)	(2.1)%
Allowance for investment securities	$ 12	$ 12	$ 16	$ —	— %	$ (4)	(25.0)%
Nonperforming loans / loans held for investment	0.54 %	0.49 %	0.45 %	0.05 %	9.6 %	0.09 %	19.6 %
Nonperforming loans	$ 62,901	$ 57,152	$ 50,774	$ 5,749	10.1 %	$ 12,127	23.9 %
Nonperforming commercial loans	$ 32,755	$ 28,431	$ 18,265	$ 4,324	15.2 %	$ 14,490	79.3 %
Nonperforming consumer loans	$ 30,146	$ 28,721	$ 32,509	$ 1,425	5.0 %	$ (2,363)	(7.3)%
Nonperforming assets / total assets	0.33 %	0.30 %	0.30 %	0.03 %	9.9 %	0.03 %	9.0 %
Nonperforming assets	$ 65,987	$ 60,242	$ 57,416	$ 5,745	9.5 %	$ 8,571	14.9 %
Net charge-offs / average loans	0.12 %	0.10 %	0.12 %	0.02 %	15.6 %	— %	0.1 %
Net charge-offs	$ 3,551	$ 3,015	$ 3,450	$ 536	17.8 %	$ 101	2.9 %
Commercial net charge-offs	$ 1,232	$ 341	$ 1,275	$ 891	261.3 %	$ (43)	(3.4)%
Consumer net charge-offs	$ 2,319	$ 2,674	$ 2,175	$ (355)	(13.3)%	$ 144	6.6 %

Central Bancompany, Inc. and Subsidiaries

Quarterly Average Consolidated Balance Sheets *(unaudited)*

(dollars in thousands)

	Q3 FY26	Q2 FY26	Q3 FY25	Q vs PQ $VAR	Q vs PQ %VAR	Q vs PYQ $VAR	Q vs PYQ %VAR
Average Assets							
Cash and due from banks	$ 166,391	$ 184,908	$ 183,429	$ (18,517)	(10.0)%	$ (17,038)	(9.3)%
Short-term earning assets	667,705	763,811	630,929	(96,106)	(12.6)%	36,776	5.8 %
Investment securities	7,023,071	7,033,039	6,087,403	(9,968)	(0.1)%	935,668	15.4 %
Loans held for investment	11,673,389	11,581,901	11,345,544	91,488	0.8 %	327,845	2.9 %
Less allowance for credit losses	(150,296)	(149,888)	(149,072)	(408)	0.3 %	(1,224)	0.8 %
Net loans	11,523,093	11,432,013	11,196,472	91,080	0.8 %	326,621	2.9 %
Loans held for sale	22,057	25,859	28,884	(3,802)	(14.7)%	(6,827)	(23.6)%
Land, buildings, and equipment, net	224,511	222,755	215,218	1,756	0.8 %	9,293	4.3 %
Goodwill and intangibles	349,823	350,576	352,996	(753)	(0.2)%	(3,173)	(0.9)%
Other assets	374,543	320,978	389,106	53,565	16.7 %	(14,563)	(3.7)%
Total assets	**$ 20,351,194**	**$ 20,333,939**	**$ 19,084,437**	**$ 17,255**	**0.1 %**	**$ 1,266,757**	**6.6 %**
Average Liabilities							
Noninterest-bearing demand	$ 5,561,447	$ 5,502,016	$ 5,237,939	$ 59,431	1.1 %	$ 323,508	6.2 %
Savings and interest-bearing demand	8,294,977	8,278,684	7,788,117	16,293	0.2 %	506,860	6.5 %
Time	1,520,090	1,573,476	1,709,401	(53,386)	(3.4)%	(189,311)	(11.1)%
Total deposits	15,376,514	15,354,176	14,735,457	22,338	0.1 %	641,057	4.4 %
Federal funds purchased and customer repurchase agreements	944,435	1,006,357	957,951	(61,922)	(6.2)%	(13,516)	(1.4)%
Total customer funds	16,320,949	16,360,533	15,693,408	(39,584)	(0.2)%	627,541	4.0 %
Other liabilities	141,354	125,999	152,491	15,355	12.2 %	(11,137)	(7.3)%
Total liabilities	**16,462,303**	**16,486,532**	**15,845,899**	**(24,229)**	**(0.1)%**	**616,404**	**3.9 %**
Average Stockholders' Equity							
Common equity	4,131,758	4,044,552	3,393,916	87,206	2.2 %	737,842	21.7 %
Accumulated other comprehensive loss	(104,101)	(63,886)	(56,220)	(40,215)	62.9 %	(47,881)	85.2 %
Treasury stock	(138,766)	(133,259)	(99,158)	(5,507)	4.1 %	(39,608)	39.9 %
Total stockholders' equity	**3,888,891**	**3,847,407**	**3,238,538**	**41,484**	**1.1 %**	**650,353**	**20.1 %**
Total liabilities and stockholders' equity	**$ 20,351,194**	**$ 20,333,939**	**$ 19,084,437**	**$ 17,255**	**0.1 %**	**$ 1,266,757**	**6.6 %**
Average interest-earning assets	$ 19,386,222	$ 19,404,610	$ 18,092,760	$ (18,388)	(0.1)%	$ 1,293,462	7.1 %
Average interest-bearing liabilities	10,759,502	10,858,517	10,455,469	(99,015)	(0.9)%	304,033	2.9 %
Average interest-free funds	8,626,720	8,546,093	7,637,291	80,627	0.9 %	989,429	13.0 %

8

Central Bancompany, Inc. and Subsidiaries

Fiscal Year To Date Consolidated Statements of Income *(unaudited)*

	YTD FY26	YTD FY25	YTD YoY $VAR	YTD YoY %VAR
	(dollars in thousands, except per common share data)			
Interest income:				
Loans	$ 540,717	$ 533,416	$ 7,301	1.4 %
Investment securities	217,475	172,675	44,800	25.9 %
Short-term earning assets	27,392	28,572	(1,180)	(4.1) %
Total interest income	785,584	734,663	50,921	6.9 %
Interest expense:				
Deposits	128,590	132,066	(3,476)	(2.6) %
Federal funds purchased and customer repurchase agreements	16,737	19,396	(2,659)	(13.7) %
Total interest expense	145,327	151,462	(6,135)	(4.1) %
Net interest income	**640,257**	**583,201**	**57,056**	**9.8 %**
Provision for credit losses	**10,719**	**6,295**	**4,424**	**70.3 %**
Noninterest income:				
Wealth management services	69,099	58,737	10,362	17.6 %
Payment services revenue	52,426	50,507	1,919	3.8 %
Service charges and commissions	44,643	43,077	1,566	3.6 %
Mortgage banking revenues, net	28,976	30,163	(1,187)	(3.9) %
Investment securities gains (losses), net	845	(6,811)	7,656	(112.4) %
Other income (loss)	5,453	(9,748)	15,201	(155.9) %
Total noninterest income	**201,442**	**165,925**	**35,517**	**21.4 %**
Adjustments:				
Investment securities gains (losses), net	845	(6,811)	7,656	(112.4) %
(Loss) on sale of consumer lease portfolio	-	(13,612)	13,612	(100.0) %
Total adjusted noninterest income [1]	**200,597**	**186,348**	**14,249**	**7.6 %**
Noninterest expenses:				
Salaries and employee benefits	236,080	221,281	14,799	6.7 %
Net occupancy and equipment	37,046	36,259	787	2.2 %
Computer software and maintenance	17,159	17,316	(157)	(0.9) %
Marketing and business development	14,767	15,194	(427)	(2.8) %
Legal and professional fees	16,909	16,480	429	2.6 %
Bankcard processing, rewards and related cost	24,391	23,153	1,238	5.3 %
Other expenses	42,597	46,294	(3,697)	(8.0) %
Total noninterest expenses	**388,949**	**375,977**	**12,972**	**3.5 %**
Income before income taxes	442,031	366,854	75,177	20.5 %
Income taxes	100,929	83,593	17,336	20.7 %
Net income	**$ 341,102**	**$ 283,261**	**$ 57,841**	**20.4 %**
Adjustments:				
Investment securities gains (losses), net of taxes	644	(5,187)	5,831	(112.4) %
(Loss) on expected sale of consumer lease portfolio, net of taxes	-	(6,563)	6,563	(100.0) %
Adjusted net income [1]	**$ 340,458**	**$ 295,011**	**$ 45,447**	**15.4 %**
End of period shares	239,382	220,665	18,717	8.5 %
Weighted average fully diluted shares	240,004	220,013	19,991	9.1 %
Net income per common share - diluted	$ 1.42	$ 1.28	$ 0.14	10.5 %
Adjusted net income [1] per common share - diluted	$ 1.42	$ 1.34	$ 0.08	5.9 %
Dividends / share	$ 0.36	$ 0.97	$ (0.61)	(62.7) %

[1] These are non-GAAP financial measures management believes are helpful to understanding trends in our business that may not be fully apparent based only on the most comparable GAAP financial measures. Further information on these financial measures and reconciliations to the most comparable GAAP financial measures are provided at the end of this release.

9

Central Bancompany, Inc. and Subsidiaries

Fiscal Year To Date Summary of Financial Results *(unaudited)*

	YTD FY26	YTD FY25	YTD YoY $VAR	YTD YoY %VAR
	(dollars in thousands, except per common share data and other information)			
Financial Ratios (GAAP)				
Net interest margin	4.40 %	4.27 %	0.13 %	3.0 %
Return on average total assets [2]	2.24 %	1.97 %	0.26 %	13.2 %
Return on average common equity [2]	11.8 %	11.8 %	— %	0.1 %
Fee income ratio	23.9 %	22.1 %	1.8 %	8.1 %
Efficiency ratio	46.2 %	50.2 %	(4.0)%	(7.9)%
Effective tax rate	22.8 %	22.8 %	— %	0.2 %
Financial Ratios (Non-GAAP) [1]				
Net interest margin (FTE)[2, 3]	4.43 %	4.31 %	0.13 %	3.0 %
Adjusted return on average total assets [2]	2.23 %	2.06 %	0.17 %	8.5 %
Adjusted return on average common equity [2]	11.8 %	12.3 %	(0.5)%	(4.1)%
Return on average tangible common equity [2]	13.1 %	13.4 %	(0.3)%	(2.2)%
Adjusted return on average tangible common equity [2]	13.1 %	13.9 %	(0.9)%	(6.3)%
Adjusted fee income ratio	23.9 %	24.2 %	(0.4)%	(1.5)%
Efficiency ratio (FTE)[3]	45.7 %	48.3 %	(2.5)%	(5.2)%
Net Interest Margin & Yields				
Interest-earning cash yield [3]	3.87 %	4.65 %	(0.77)%	(16.7)%
Investment securities yield [3]	4.26 %	3.93 %	0.32 %	8.3 %
Loan yield [3]	6.26 %	6.24 %	0.02 %	0.4 %
Cost of deposits	1.12 %	1.19 %	(0.08)%	(6.5)%
Cost of funds	1.18 %	1.28 %	(0.10)%	(7.6)%
Loan to deposit ratio	76.7 %	76.7 %	— %	— %
Interest-free funds ratio	44.0 %	41.7 %	2.3 %	5.5 %
Interest-earning asset yield [3]	5.43 %	5.42 %	0.02 %	0.3 %
Cost of total interest-bearing liabilities	1.78 %	1.90 %	(0.12)%	(6.4)%
Net interest spread	3.65 %	3.51 %	0.14 %	3.9 %
Benefit of interest-free funds	0.78 %	0.79 %	(0.01)%	(1.2)%
Asset Quality				
Allowance for credit losses / loans held for investment	1.29 %	1.32 %	(0.03)%	(2.5)%
Allowance for credit losses	$ 150,888	$ 149,459	$ 1,429	1.0 %
Allowance for unfunded loan commitments	$ 376	$ 384	$ (8)	(2.1)%
Allowance for investment securities	$ 12	$ 16	$ (4)	(25.0)%
Nonperforming loans / loans held for investment	0.54 %	0.45 %	0.09 %	19.6 %
Nonperforming loans	$ 62,901	$ 50,774	$ 12,127	23.9 %
Nonperforming commercial loans	$ 32,755	$ 18,265	$ 14,490	79.3 %
Nonperforming consumer loans	$ 30,146	$ 32,509	$ (2,363)	(7.3)%
Nonperforming assets / total assets	0.33 %	0.30 %	0.03 %	9.0 %
Nonperforming assets	$ 65,987	$ 57,416	$ 8,571	14.9 %
Net charge-offs / average loans	0.11 %	0.13 %	(0.02)%	(16.4)%
Net charge-offs	$ 9,476	$ 11,219	$ (1,743)	(15.5)%
Commercial net charge-offs	$ 1,890	$ 3,852	$ (1,961)	(50.9)%
Consumer net charge-offs	$ 7,586	$ 7,368	$ 218	3.0 %

[1] These are non-GAAP financial measures management believes are helpful to understanding trends in our business that may not be fully apparent based only on the most comparable GAAP financial measures. Further information on these financial measures and reconciliations to the most comparable GAAP financial measures are provided at the end of this release.

[2] Annualized for all partial-year periods.

[3] Fully-tax equivalent basis.

10

Central Bancompany, Inc. and Subsidiaries

Fiscal Year To Date Average Consolidated Balance Sheets *(unaudited)*

	YTD FY26	YTD FY25	YTD YoY $VAR	YTD YoY %VAR
		(dollars in thousands)		
Average Assets				
Cash and due from banks	$ 178,741	$ 190,534	$ (11,793)	(6.2)%
Short-term earning assets	984,373	855,455	128,918	15.1 %
Investment securities	6,875,176	5,912,042	963,134	16.3 %
Loans held for investment	11,575,686	11,455,571	120,115	1.0 %
Less allowance for credit losses	(149,913)	(151,866)	1,953	(1.3)%
Net loans	11,425,773	11,303,705	122,068	1.1 %
Loans held for sale	23,396	25,208	(1,812)	(7.2)%
Land, buildings, and equipment, net	221,657	215,476	6,181	2.9 %
Goodwill and intangibles	350,587	353,798	(3,211)	(0.9)%
Other assets	339,245	320,440	18,805	5.9 %
Total assets	**$ 20,398,948**	**$ 19,176,658**	**$ 1,222,290**	**6.4 %**
Average Liabilities				
Noninterest-bearing demand	$ 5,525,577	$ 5,179,927	$ 345,650	6.7 %
Savings and interest-bearing demand	8,318,101	7,925,388	392,713	5.0 %
Time	1,574,523	1,696,202	(121,679)	(7.2)%
Total deposits	15,418,201	14,801,517	616,684	4.2 %
Federal funds purchased and customer repurchase agreements	1,007,351	1,017,139	(9,788)	(1.0)%
Total customer funds	16,425,552	15,818,656	606,896	3.8 %
Other liabilities	117,885	153,088	(35,203)	(23.0)%
Total liabilities	**16,543,437**	**15,971,744**	**571,693**	**3.6 %**
Average Stockholders' Equity				
Common equity	4,045,313	3,393,949	651,364	19.2 %
Accumulated other comprehensive loss	(64,572)	(89,886)	25,314	(28.2)%
Treasury stock	(125,230)	(99,149)	(26,081)	26.3 %
Total stockholders' equity	**3,855,511**	**3,204,914**	**650,597**	**20.3 %**
Total liabilities and stockholders' equity	**$ 20,398,948**	**$ 19,176,658**	**$ 1,222,290**	**6.4 %**
Average interest-earning assets	$ 19,458,631	$ 18,248,276	$ 1,210,355	6.6 %
Average interest-bearing liabilities	10,899,975	10,638,729	261,246	2.5 %
Average interest-free funds	8,558,656	7,609,547	949,109	12.5 %

Non-GAAP Financial Measures Reconciliations

In this release, we provide information about certain non-GAAP financial measures. This information supplements the results that are reported according to generally accepted accounting principles in the United States (GAAP) and should not be viewed in isolation from, or as a substitute for, GAAP results. We are presenting these non-GAAP financial measures because we believe, when taken collectively, they may be helpful to investors because they provide consistency and comparability with past financial performance by excluding certain items that may not be indicative of our business, results of operations or outlook. The non-GAAP measures as defined by the Company may not be comparable to similar non-GAAP measures presented by other companies.

We disclose net interest income and related ratios and analysis on a fully taxable-equivalent ("FTE") basis, which may be considered non-GAAP financial measures. We believe this presentation to be the preferred industry measurement of net interest income as it provides a relevant comparison of net interest income arising from taxable and tax-exempt sources. In addition, certain performance measures, including the efficiency ratio and net interest margin utilize net interest income on a taxable-equivalent basis.

We evaluate our profitability and performance based on adjusted net income, adjusted total revenue, adjusted noninterest income, adjusted fee income, adjusted fee income ratio and adjusted return on average total assets. We adjust each of these measures to exclude the loss on the expected sale of the consumer loan portfolio in one of our markets and adjustments that resulted from certain investment portfolio repositioning activities during the periods presented that we consider to be outside of the ordinary course of business. We believe this allows investors to assess our net income, total revenue and noninterest income exclusive of the impact of changes outside the ordinary course of business. Similarly, we evaluate our operational efficiency based on tangible noninterest expense and our adjusted efficiency ratio, which excludes the effect of amortization of intangibles (a non-cash expense item) as well as the exclusions mentioned previously in this paragraph, and includes the tax benefit associated with our tax-advantaged loans.

11

We evaluate our financial condition based on the ratios of our tangible common equity to our tangible assets, tangible book value per share, core tangible book value per share, return and adjusted return on average common equity, and return and adjusted return on average tangible common equity. Our calculation of these ratios allows readers to assess our stockholders' equity, exclusive of the effect of our goodwill and other intangible assets.

Reconciliations for each of these non-GAAP financial measures to the closest GAAP financial measures are included in the tables below. Each of the non-GAAP financial measures presented should be considered in context with our GAAP financial results included in this release.

Central Bancompany, Inc. and Subsidiaries

Quarterly Reconciliation of non-GAAP Measures *(unaudited)*

		Q3 FY26	Q2 FY26	Q3 FY25	Q vs PQ $VAR	Q vs PQ %VAR	Q vs PYQ $VAR	Q vs PYQ %VAR
		(dollars in thousands, except share and per share data)						
Interest income (FTE), net interest income (FTE) and net interest margin (FTE)								
Interest income		$ 267,106	$ 260,424	$ 248,775	$ 6,682	2.6%	$ 18,331	7.4 %
Add: Tax-equivalent adjustment [1]		1,619	1,580	1,436	39	2.5%	183	12.7 %
Interest income (FTE) (non-GAAP)		$ 268,725	$ 262,004	$ 250,211	$ 6,721	2.6%	$ 18,514	7.4 %
Net interest income	*{a}*	$ 218,856	$ 212,784	$ 198,872	$ 6,072	2.9%	$ 19,984	10.0 %
Add: Tax-equivalent adjustment [1]		1,619	1,580	1,436	39	2.5%	183	12.7 %
Net interest income (FTE) (non-GAAP)	*{b}*	$ 220,475	$ 214,364	$ 200,308	$ 6,111	2.9%	$ 20,167	10.1 %
Average interest-earning assets	*{c}*	$19,386,222	$19,404,610	$18,092,760	$(18,388)	(0.1)%	$1,293,462	7.1 %
Net interest margin [2]	*{a ÷ c}*	**4.48 %**	**4.40 %**	**4.36 %**	**0.08 %**	**1.8 %**	**0.12 %**	**2.7 %**
Net interest margin (FTE) (non-GAAP) [2]	*{b ÷ c}*	**4.51 %**	**4.43 %**	**4.39 %**	**0.08 %**	**1.8 %**	**0.12 %**	**2.7 %**

[1] Effective marginal tax rate of 23.84% used for all periods.

[2] Ratios for the quarters are presented on an annualized basis.

12

Central Bancompany, Inc. and Subsidiaries

Quarterly Reconciliation of non-GAAP Measures *(unaudited)*

		Q3 FY26	Q2 FY26	Q3 FY25	Q vs PQ $VAR	Q vs PQ %VAR	Q vs PYQ $VAR	Q vs PYQ %VAR
			(dollars in thousands, except share and per share data)					
Adjusted noninterest income, adjusted total revenue and adjusted fee income ratio								
Noninterest income	{a}	$ 66,800	$ 69,555	$ 57,070	$(2,755)	(4.0)%	$ 9,730	17.0 %
Less: Investment securities (losses) gains, net		229	616	(6,920)	(387)	(62.8)%	7,149	(103.3)%
Adjusted noninterest income (non-GAAP)	{b}	$ 66,571	$ 68,939	$ 63,990	(2,368)	(3.4)%	2,581	4.0 %
Net interest income		$ 218,856	$ 212,784	$ 198,872	6,072	2.9 %	19,984	10.0 %
Noninterest income		66,800	69,555	57,070	(2,755)	(4.0)%	9,730	17.0 %
Total revenue	{c}	285,656	282,339	255,942	3,317	1.2 %	29,714	11.6 %
Less: Investment securities (losses) gains, net		229	616	(6,920)	(387)	(62.8)%	7,149	(103.3)%
Adjusted total revenue (non-GAAP)	{d}	$ 285,427	$ 281,723	$ 262,862	$ 3,704	1.3 %	$22,565	8.6 %
Fee income ratio	{a ÷ c}	**23.4 %**	**24.6 %**	**22.3 %**	**(1.3)%**	**(5.1)%**	**1.1 %**	**4.9 %**
Adjusted fee income ratio (non-GAAP)	{b ÷ d}	**23.3 %**	**24.5 %**	**24.3 %**	**(1.1)%**	**(4.7)%**	**(1.0)%**	**(4.2)%**
Tangible noninterest expense, adjusted total revenue (FTE) and efficiency ratio (FTE)								
Net interest income		$ 218,856	$ 212,784	$ 198,872	$ 6,072	2.9 %	$19,984	10.0 %
Noninterest income		66,800	69,555	57,070	(2,755)	(4.0)%	9,730	17.0 %
Total revenue	{a}	285,656	282,339	255,942	3,317	1.2 %	29,714	11.6 %
Less: Investment securities (losses) gains, net		229	616	(6,920)	(387)	(62.8)%	7,149	— %
Add: Tax equivalent adjustment [1]		1,619	1,580	1,436	39	2.5 %	183	12.7 %
Adjusted total revenue (FTE) (non-GAAP)	{b}	$ 287,046	$ 283,303	$ 264,298	$ 3,743	1.3 %	$22,748	8.6 %
Noninterest expense	{c}	$ 130,979	$ 131,354	$ 126,945	$ (375)	(0.3)%	$ 4,034	3.2 %
Less: Amortization of intangible assets		559	804	807	(245)	(30.5)%	(248)	(30.7)%
Tangible noninterest expense (non-GAAP)	{d}	$ 130,420	$ 130,550	$ 126,138	$ (130)	(0.1)%	$ 4,282	3.4 %
Efficiency ratio	{c ÷ a}	**45.9 %**	**46.5 %**	**49.6 %**	**(0.7)%**	**(1.4)%**	**(3.7)%**	**(7.6)%**
Efficiency ratio (FTE) (non-GAAP)	{d ÷ b}	**45.4 %**	**46.1 %**	**47.7 %**	**(0.6)%**	**(1.4)%**	**(2.3)%**	**(4.8)%**
Adjusted net income and adjusted return on average total assets								
Net income	{a}	$ 116,242	$ 113,773	$ 97,098	$ 2,470	2.2%	$ 19,144	19.7 %
Add: Investment securities (losses) gains, net of taxes [1]		(175)	(469)	5,270	294	(62.7)%	(5,445)	(103.3)%
Adjusted net income (non-GAAP)	{b}	$ 116,067	$ 113,304	$ 102,368	$ 2,764	2.4%	$ 13,699	13.4 %
Average total assets	{c}	$20,351,194	$20,333,939	$19,084,437	$17,255	0.1 %	$1,266,757	6.6 %
Return on average total assets [2]	{a ÷ c}	**2.27 %**	**2.24 %**	**2.02 %**	**0.02 %**	**1.0 %**	**0.25 %**	**12.3 %**
Adjusted return on average total assets (non-GAAP) [2]	{b ÷ c}	**2.26 %**	**2.23 %**	**2.13 %**	**0.03 %**	**1.2 %**	**0.13 %**	**6.3 %**

[1] Effective marginal tax rate of 23.84% used for all periods.

[2] Ratios for the quarters are presented on an annualized basis.

13

Central Bancompany, Inc. and Subsidiaries

Quarterly Reconciliation of non-GAAP Measures *(unaudited)*

		Q3 FY26	Q2 FY26	Q3 FY25	Q vs PQ $VAR	Q vs PQ %VAR	Q vs PYQ $VAR	Q vs PYQ %VAR
			(dollars in thousands, except share and per share data)					
Tangible common equity, tangible book value per share and tangible common equity to tangible assets								
Total stockholders' equity	{a}	$3,838,726	$3,865,761	$3,284,414	$(27,035)	(0.7)%	$554,312	16.9 %
Less: Goodwill and other intangible assets		349,495	350,055	352,470	(560)	(0.2)%	(2,975)	(0.8)%
Tangible common equity (non-GAAP)	{b}	$3,489,231	$3,515,706	$2,931,944	$(26,475)	(0.8)%	$557,287	19.0 %
Total shares of Class A common stock outstanding	{c}	239,382	239,505	220,665	(123)	(0.1)%	18,717	8.5 %
Book value per share	{a ÷ c}	**$ 16.04**	**$ 16.14**	**$ 14.88**	**$ (0.10)**	**(0.6)%**	**$ 1.15**	**7.7 %**
Tangible book value per share (non-GAAP)	{b ÷ c}	**$ 14.58**	**$ 14.68**	**$ 13.29**	**$ (0.10)**	**(0.7)%**	**$ 1.29**	**9.7 %**
Total assets	{d}	$20,225,657	$20,294,827	$19,183,605	$(69,170)	(0.3)%	$1,042,052	5.4 %
Less: Goodwill and other intangible assets		349,495	350,055	352,470	(560)	(0.2)%	(2,975)	(0.8)%
Tangible assets (non-GAAP)	{e}	$19,876,162	$19,944,772	$18,831,135	$(68,610)	(0.3)%	$1,045,027	5.5 %
Total stockholders' equity to total assets	{a ÷ d}	**19.0 %**	**19.0 %**	**17.1 %**	**(0.1)%**	**(0.4)%**	**1.9 %**	**10.9 %**
Tangible common equity to tangible assets (non-GAAP)	{b ÷ e}	**17.6 %**	**17.6 %**	**15.6 %**	**(0.1)%**	**(0.4)%**	**2.0 %**	**12.8 %**
Tangible net income, adjusted tangible net income, average tangible common equity, adjusted return on average common equity, return on average tangible common equity and adjusted return on average tangible common equity								
Net income	{a}	$ 116,242	$ 113,773	$ 97,098	$ 2,470	2.2 %	$19,144	19.7 %
Add: Amortization of intangible assets, net of taxes [1]		426	612	615	(187)	(30.5)%	(189)	(30.7)%
Tangible net income (non-GAAP)		116,668	114,385	97,713	2,283	2.0 %	18,955	19.4 %
Add: Investment securities (losses) gains, net of taxes [1]		(175)	(469)	5,270	294	(62.7)%	(5,445)	(103.3)%
Adjusted tangible net income (non-GAAP)	{b}	$ 116,493	$ 113,916	$ 102,983	$ 2,577	2.3 %	$13,510	13.1 %
Average common equity	{c}	$3,888,891	$3,847,407	$3,238,538	$41,484	1.1 %	$650,353	20.1 %
Less: Average goodwill and other intangible assets		349,823	350,576	352,996	(753)	(0.2)%	(3,173)	(0.9)%
Average tangible common equity (non-GAAP)	{d}	$3,539,068	$3,496,831	$2,885,542	$42,237	1.2 %	$653,526	22.6 %
Return on average common equity [2]	{a ÷ c}	**11.9 %**	**11.9 %**	**11.9 %**	**— %**	**— %**	**— %**	**(0.3)%**
Adjusted return on average common equity (non-GAAP) [2]	{b ÷ c}	**11.8 %**	**11.8 %**	**12.5 %**	**— %**	**0.2 %**	**(0.7)%**	**(5.6)%**
Return on average tangible common equity (non-GAAP) [2]	{a ÷ d}	**13.1 %**	**13.1 %**	**13.4 %**	**— %**	**(0.3)%**	**(0.4)%**	**(2.6)%**
Adjusted return on average tangible common equity (non-GAAP) [2]	{b ÷ d}	**13.1 %**	**13.1 %**	**14.2 %**	**— %**	**(0.1)%**	**(1.1)%**	**(7.8)%**

[1] Effective marginal tax rate of 23.84% used for all periods.

[2] Ratios for the quarters are presented on an annualized basis.

14

Excess tangible common equity, excess tangible book value per share and core tangible book value per share

		Q3 FY26	Q2 FY26	Q1 FY26	Q4 FY25	Q3 FY25
		(dollars in thousands, except share and per share data)				
Total stockholders' equity	*{a}*	$3,838,726	$3,865,761	$3,798,326	$3,783,977	$3,284,414
Less: Goodwill and other intangible assets		349,495	350,055	350,859	351,664	352,470
Tangible common equity (non-GAAP)	*{b}*	$3,489,231	$3,515,706	$3,447,467	$3,432,313	$2,931,944
Total shares of Class A common stock outstanding	*{c}*	239,382	239,505	239,787	241,106	220,665
Book value per share	*{a ÷ c}*	$ 16.04	$ 16.14	$ 15.84	$ 15.69	$ 14.88
Tangible book value per share (non-GAAP)	*{b ÷ c}*	$ 14.58	$ 14.68	$ 14.38	$ 14.24	$ 13.29
Target common equity tier 1 ratio	*{d}*	13.5 %	13.5 %	13.5 %	13.5 %	13.5 %
Risk-weighted assets	*{e}*	$12,736,855	$12,632,810	$12,369,850	$12,403,247	$12,211,732
Target common equity tier 1 capital (non-GAAP)	*{f} = {d * e}*	$1,719,475	$1,705,429	$1,669,930	$1,674,438	$1,648,584
Actual common equity tier 1 capital	*{h}*	$3,701,132	$3,615,670	$3,535,765	$3,483,247	$3,004,815
Excess common equity tier 1 capital (non-GAAP)	*{i} = {h - f}*	$1,981,657	$1,910,241	$1,865,835	$1,808,809	$1,356,231
Excess tangible book value per share (non-GAAP)	*{i ÷ c}*	$ 8.28	$ 7.98	**$ 7.78**	$ 7.50	$ 6.15
Tangible book value per share (non-GAAP)	*{b ÷ c}*	$ 14.58	$ 14.68	$ 14.38	$ 14.24	$ 13.29
Less: Excess tangible book value per share (non-GAAP)	*{i ÷ c}*	$ 8.28	$ 7.98	$ 7.78	$ 7.50	$ 6.15
Core tangible book value per share (non-GAAP)		$ 6.30	$ 6.70	**$ 6.60**	$ 6.73	$ 7.14

15

Central Bancompany, Inc. and Subsidiaries

Fiscal Year To Date Reconciliation of non-GAAP Measures *(unaudited)*

		YTD FY26	YTD FY25	YTD YoY $VAR	YTD YoY %VAR
		(dollars in thousands, except share and per share data)			
Interest income (FTE), net interest income (FTE) and net interest margin (FTE)					
Interest income		$ 785,584	$ 734,663	$ 50,921	6.9 %
Add: Tax-equivalent adjustment [1]		5,002	4,560	442	9.7 %
Interest income (FTE) (non-GAAP)		$ 790,586	$ 739,223	$ 51,363	6.9 %
Net interest income	{a}	$ 640,257	$ 583,201	$ 57,056	9.8 %
Add: Tax-equivalent adjustment [1]		5,002	4,560	442	9.7 %
Net interest income (FTE) (non-GAAP)	{b}	$ 645,259	$ 587,761	$ 57,498	9.8 %
Average interest-earning assets	{c}	$ 19,458,631	$ 18,248,276	$1,210,355	6.6 %
Net interest margin [2]	{a ÷ c}	**4.40 %**	**4.27 %**	**0.13 %**	**3.0 %**
Net interest margin (FTE) (non-GAAP) [2]	{b ÷ c}	**4.43 %**	**4.31 %**	**0.13 %**	**3.0 %**
Adjusted noninterest income, adjusted total revenue and adjusted fee income ratio					
Noninterest income	{a}	$ 201,442	$ 165,925	$ 35,517	21.4 %
Less: Loss on sale of consumer lease portfolio		—	(13,612)	13,612	(100.0) %
Less: Investment securities (losses), net		845	(6,811)	7,656	(112.4) %
Adjusted noninterest income (non-GAAP)	{b}	$ 200,597	$ 186,348	14,249	7.6 %
Net interest income		$ 640,257	$ 583,201	57,056	9.8 %
Noninterest income		201,442	165,925	35,517	21.4 %
Total revenue	{c}	841,699	749,126	92,573	12.4 %
Less: Loss on sale of consumer lease portfolio		—	(13,612)	13,612	(100.0) %
Less: Investment securities (losses), net		845	(6,811)	7,656	(112.4) %
Adjusted total revenue (non-GAAP)	{d}	$ 840,854	$ 769,549	$ 71,305	9.3 %
Fee income ratio	{a ÷ c}	**23.9 %**	**22.1 %**	**1.8 %**	**8.1 %**
Adjusted fee income ratio (non-GAAP)	{b ÷ d}	**23.9 %**	**24.2 %**	**(0.4)%**	**(1.5)%**
Tangible noninterest expense, adjusted total revenue (FTE) and efficiency ratio (FTE)					
Net interest income		$ 640,257	$ 583,201	$ 57,056	9.8 %
Noninterest income		201,442	165,925	35,517	21.4 %
Total revenue	{a}	841,699	749,126	92,573	12.4 %
Less: Loss on sale of consumer lease portfolio		—	(13,612)	13,612	(100.0) %
Less: Investment securities (losses), net		845	(6,811)	7,656	(112.4) %
Add: Tax equivalent adjustment [1]		5,002	4,560	442	9.7 %
Adjusted total revenue (FTE) (non-GAAP)	{b}	$ 845,856	$ 774,109	$ 71,747	9.3 %
Noninterest expense	{c}	$ 388,949	$ 375,977	$ 12,972	3.5 %
Less: Amortization of intangible assets		2,168	2,420	(252)	(10.4) %
Tangible noninterest expense (non-GAAP)	{d}	$ 386,781	$ 373,557	$ 13,224	3.5 %
Efficiency ratio	{c ÷ a}	**46.2 %**	**50.2 %**	**(4.0)%**	**(7.9)%**
Efficiency ratio (FTE) (non-GAAP)	{d ÷ b}	**45.7 %**	**48.3 %**	**(2.5)%**	**(5.2)%**
Adjusted net income and adjusted return on average total assets					
Net income	{a}	$ 341,102	$ 283,261	$ 57,841	20.4 %
Add: Loss on sale of consumer lease portfolio, net of provision and taxes [1, 3]		—	6,563	(6,563)	(100.0) %
Add: Investment securities (losses), net of taxes [1]		(644)	5,187	(5,831)	(112.4) %
Adjusted net income (non-GAAP)	{b}	$ 340,458	$ 295,011	$ 45,447	15.4 %
Average total assets	{c}	$ 20,398,948	$ 19,176,658	$1,222,290	6.4 %
Return on average total assets [2]	{a ÷ c}	**2.24 %**	**1.97 %**	**0.26 %**	**13.2 %**
Adjusted return on average total assets (non-GAAP) [2]	{b ÷ c}	**2.23 %**	**2.06 %**	**0.17 %**	**8.5 %**

[1] Effective marginal tax rate of 23.84% used for all periods.

[2] Ratios for the year-to-date are presented on an annualized basis.

[3] The second quarter of FY25 includes a $13.6 million loss on the expected sale of the consumer lease portfolio recognized in other noninterest income and a $5.0 million release of provision, which resulted in a net pre-tax loss of $8.6 million. Net of taxes, at a tax rate of 23.84%, the total impact to net income was $6.6 million.

16

Central Bancompany, Inc. and Subsidiaries

Fiscal Year To Date Reconciliation of non-GAAP Measures *(unaudited)*

		YTD FY26	YTD FY25	YTD YoY $VAR	YTD YoY %VAR
		(dollars in thousands, except share and per share data)			
Tangible net income, adjusted tangible net income, average tangible common equity, adjusted return on average common equity, return on average tangible common equity and adjusted return on average tangible common equity					
Net income	{a}	$ 341,102	$ 283,261	$ 57,841	20.4 %
Add: Amortization of intangible assets, net of taxes [1]		1,651	1,843	(192)	(10.4)%
Tangible net income (non-GAAP)		342,753	285,104	57,649	20.2 %
Add: Loss on sale of consumer lease portfolio, net of provision and taxes [1, 3]		—	6,563	(6,563)	(100.0)%
Add: Investment securities (losses), net of taxes [1]		(644)	5,187	(5,831)	(112.4)%
Adjusted tangible net income (non-GAAP)	{b}	$ 342,109	$ 296,854	$ 45,255	15.2 %
Average common equity	{c}	$ 3,855,511	$ 3,204,914	$ 650,597	20.3 %
Less: Average goodwill and other intangible assets		350,587	353,798	(3,211)	(0.9)%
Average tangible common equity (non-GAAP)	{d}	$ 3,504,924	$ 2,851,116	$ 653,808	22.9 %
Return on average common equity [2]	**{a ÷ c}**	**11.8 %**	**11.8 %**	**— %**	**0.1 %**
Adjusted return on average common equity (non-GAAP) [2]	**{b ÷ c}**	**11.8 %**	**12.3 %**	**(0.5)%**	**(4.1)%**
Return on average tangible common equity (non-GAAP) [2]	**{a ÷ d}**	**13.1 %**	**13.4 %**	**(0.3)%**	**(2.2)%**
Adjusted return on average tangible common equity (non-GAAP) [2]	**{b ÷ d}**	**13.1 %**	**13.9 %**	**(0.9)%**	**(6.3)%**

[1] Effective marginal tax rate of 23.84% used for all periods.

[2] Ratios for the year-to-date are presented on an annualized basis.

[3] The second quarter of FY25 includes a $13.6 million loss on the expected sale of the consumer lease portfolio recognized in other noninterest income and a $5.0 million release of provision, which resulted in a net pre-tax loss of $8.6 million. Net of taxes, at a tax rate of 23.84%, the total impact to net income was $6.6 million.

17